Exhibit 10.20

[Portions of this Exhibit have been omitted pursuant to a request for confidentiality under Rule 406 of the Securities Act of 1933, as amended. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

Amendment No. 4
to the
License Agreement
dated 13th of June 2000 (the "Agreement") by and between
Antares Pharma IPL AG, Zug, Switzerland as Licensor
(formerly known as Permatec Technologie AG)
and
BioSante Pharmaceuticals, Inc., Lincolnshire, IL, U.S.A. as Licensee

WHEREAS, Antares Pharma IPL AG, Zug, Switzerland ("Antares") and BioSante Pharmaceuticals, Inc. ("BioSante") have previously entered into a License Agreement dated June 13, 2000 ("Agreement"), regarding the grant of a license with the right to sublicense specified products, as well as a Supply Agreement of the same date; and

WHEREAS, Antares and BioSante have also entered into a series of three amendatory agreements subsequent to June 13, 2000, each of which has made specified amendments to the terms of the Agreement, as follows: Amendment No. 1, dated May 20, 2001; Amendment No. 2, dated July 5, 2001; and Amendment No. 3, dated August 30, 2001; and

WHEREAS, Antares and BioSante each acknowledge that the other is, as of this date, in material compliance with all aspects of the License Agreement and Supply Agreement, but that Antares and BioSante have identified issues involving interpretation of the Agreement and the amendments regarding which they disagree, including issues relating to the Products covered by the Agreement, and desire to resolve those differences and continue their business relationship subject to some altered terms; and

WHEREAS, in order to effectuate these purposes, Antares and BioSante desire to enter into an agreement that will effectuate a fourth set of amendments to the Agreement, with the terms set forth below;

NOW THEREFORE, the Parties hereby agree pursuant to this Amendment No. 4 to the License Agreement dated 13th of June 2000 ("Amendment No. 4") to amend the Agreement as follows:

I.    Amendments to Agreement

[I-1] Covered Products

Paragraph 2.1 License, as amended by Amendment No. 1, is further modified to provide that BioSante is granted a license, with the right to grant sublicenses, to Develop the Products and any improvements or modifications thereof created, developed or devised by BioSante or Antares. It therefore follows that:

        A.    The Products include all estrogen gels, all testosterone gels, all E+T gels, and all E+P gels, whether or not their formulations contain XXXXXXXXXXX, except as noted in B below; [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

        B.    BioSante owns, on an exclusive worldwide basis all rights to Bio-T-Gel, the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, and has no obligation to share any information regarding Bio-T-Gel with Antares, including data generated during development; [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule

406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

[I-2] Assistance

I-2-1 Paragraph 2.3 Assistance: Paragraph 2.3 Assistance of the Agreement is amended by the addition of an alternative means for Antares to provide assistance, as follows: if and when requested by BioSante in its sole discretion, provision of assistance will be negotiated on a project basis with an agreed-upon budget before the work commences. The final charges will be based on this budget only and will be invoiced at +/- 10% of the agreed upon budget. No additional work beyond the agreed project will commence, nor charges reimbursed, without the written agreement of Antares and BioSante.

I-2-2 Manufacturing Assistance Agreement: The parties acknowledge and agree that the Manufacturing Assistance Agreement between the parties creation of which was provided for by Amendment No.3 has not been created, and that, as a result of different agreements of the parties embodied in this Amendment no.4, the parties no longer desire that such a Manufacturing Assistance Agreement should be created or entered into between them.

[I-3] Royalty

Paragraph 3.2 Roya1ty Payments of the Agreement, as amended by Amendment No. 3, is further amended to provide that BioSante's obligation to pay a royalty is amended from XXXXXX (XXX) to XXXXXXX (XXX) in the case of licensed Products, and BioSante will pay to Antares a royalty of XXX of the royalty received by BioSante, up to a maximum of XXXX of net sales, in the case of sub-licensed Products. [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

[I-4] Sub-licensee up-front, sublicense or milestone payments

Paragraph 3.4 of the Agreement is amended to provide that:

        A.    Upon sub-license by BioSante of any Product covered in this Agreement or Amendments Nos. 1, 2, or 3 (other than XXXXX), BioSante will pay to Antares the proportion of such upfront payments defined in C below or Milestone Payments defined in paragraph 3.3 actually received, as follows: a) where the payments received by BioSante are XXXXXXXXXXXX from BioSante to Antares then XXXXXXXXXX will be due to Antares, b) where the payments to BioSante arc XXXXXXXXXXXXXXX above the commitment to Antares, the additional amount payable to Antares will be XXX of this excess, and c) where payments received by BioSante are XXXXXXXXXXX the amounts due to Antares, then BioSante will pay Antares XXX of this excess. (For example, if a Milestone Payment of XXXXXX is due from BioSante to Antares, and a sub-licensee pays BioSante a Milestone Payment upon the same milestone of XXXXXX, BioSante will pay Antares XXX of the amount from XXXXXX to XXXXXX (that is, XXXXXX) and BioSante will pay Antares XXX of the XXXXXX excess over XXXXXXXXXXX the XXXXXX Milestone Payment, or XXXXXX) for a total of XXXXXX; [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

        B.    In the case of XXXX, BioSante will pay to Antares XXX of all sums received from sub-licensees for the same Milestone in excess of the Milestone Payment payable under paragraph 3.3; [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

        C.    For purposes of calculating the appropriate amount of upfront payments, Antares and BioSante agree that the $1.0 million BioSante paid upfront to Antares is deemed to be attributed XXXXXXX to each of Bio-E-Gel, LibiGel and XXXX (XXXXXXXX); [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

        D.    BioSante has no obligation to pay to Antares any portion of payments made to it for equity investments by sub-licensees, except to the extent that such equity investment incorporates payment of a per-share premium over the then-current market price, in which case BioSante shall pay Antares XXX of such premiums received. [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

[I-5] BioSante's Development and Marketing obligations/United States and Non-US

Paragraphs 5.3 BioSante's Development and Marketing obligations/United States and 5.4 BioSante's Development and Marketing obligations/Non-US are amplified by the agreement that at its risk, BioSante will make final decisions as to data requirements for US submissions.

[I.6] Reduction in Royalty

Paragraph 8.2.3 Reduction in Royalty is amended to provide that in the instance in which arise the triggering circumstances described in that Paragraph 8.2.3, relating to the existence an A/B rated generic equivalent, the royalty owing is to be reduced from XXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXX. [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

[I-7] Terms

Paragraph 10.3.2 Terms, regarding XXX Combi Gel is amended to provide that

        A.    the license fee totals XXXXXXXXXXXXXXXXXXXXXXXXXX (XXXXXX); and

        B.    XXXXXXXXXXXXXXXXXXXXXXXX (XXXXXX) of the license fee has been satisfied by Amendment No. 1, and royalty to XXX from XXX.

[A portion of these sections have been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of these sections with the portion intact has been filed separately with the Securities and Exchange Commission]

[I-8] Payments

I-8-1 10.3.3.2 Manufacturing of clinical batches: The provisions of sub-paragraph 10.3.3.2 of the Agreement are entirely deleted, extinguished and eliminated.

I-8-2 10.3.3.3 Filing of the product: The provisions of sub-paragraph 10.3.3.3 are amended to provide that the maximum milestone payment owed by BioSante upon filing of the product is XXXXXXXXXXXXXXXXXXXXX (XXXXXX). [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

II.    Supply Agreement

[II-1] Supply Agreement Termination

The Supply Agreement between Antares (formerly known as Permatec Technologie, AG) and BioSante dated June 13, 2000, by agreement of Antares and BioSante, is hereby terminated, extinguished an eliminated in its entirety pursuant to Article 18 (Modification) of the Supply Agreement. Antares and BioSante acknowledge that all manufacturing is being transferred to a U.S. based GMP manufacturer and that Antares has no similar capacity. Any assistance in manufacturing will be governed by Paragraph 2.3 as amended above. Antares and BioSante each acknowledge that (a) neither has accrued any rights to its benefit under the Supply Agreement prior to this date, and that (b) neither has any obligations under the Supply Agreement that survive this termination

[II-2] Antares to Involve BioSante in Manufacturing Communications

In order to maintain efficiency and accuracy in manufacturing, which will benefit both Antares and BioSante, Antares agrees to assure that BioSante will be fully involved and informed in conversations and communications with XXXXXXXXXXX regarding BioSante products, Bio-E-Gel, LibiGel, LibiGel E/T and any other product that may be developed. [A portion of this section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the portion intact has been filed separately with the Securities and Exchange Commission]

III.    General

[III- 1] Package Development

In the event that another Antares licensee uses a package or labeling developed by BioSante, BioSante will be reimbursed by Antares for development expenses in an amount to be negotiated by the parties in good faith. In the event another Antares licensee uses packaging for which BioSante provides dies, tooling, and similar equipment, BioSante will be reimbursed by Antares for the expense of such equipment.

[III-2] Governance

In addition to and preceding the mechanisms in 11.2 Dispute Resolution of the Agreement, the parties agree that Steering Committee, made up of Dario Cararra, Roger Harrison, Stephen Simes and Leah Lehman or replacements to be named by the respective companies. The Operational Committee will be Holger, Doris and Lisa or replacements to be named by the respective companies.

[III-3] Continued effect

The parties agree that the Agreement shall, except for and in due incorporation of the amendments agreed upon in Amendment No. 1, dated May 20,2001; Amendment No. 2 dated July 5,2001; and Amendment No.3, dated August 30, 2001, and this Amendment No. 4, remains in full force and effect and are not otherwise changed, altered or amended. The parties further agree that in the event that any further amendment, change or alteration to the language or wording if any section of the Agreement or this Amendment No.4 is determined by the parties to be required to give full effect to any of the changes agreed upon in this Amendment No. 4, then the parties agree to execute in writing any such further amendment, change or alteration.

IN WITNESSETH WHEREOF, the Parties have duly executed this Amendment effective as of the 8th day of August, 2002.

Antares Pharma IPL AG
/s/
Place and Date	By:
	Its:	CEO and President
BioSante Pharmaceuticals, Inc.
Lincolnshire, IL 8/8/02		/s/ STEPHEN M. SIMES
Place and Date	By:	Stephen M. Simes
	Its:	President and CEO